UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 25, 2024

Motorola Solutions, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-7221	36-1115800
(Commission File Number)	(IRS Employer Identification No.)

500 W. Monroe Street

Chicago, Illinois 60661

(Address of Principal Executive Offices, Zip Code)

Registrant’s telephone number, including area code: 847-576-5000

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value per Share	MSI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events

On March 25, 2024, Motorola Solutions, Inc. (the “Company”) closed the public underwritten offering (the “Offering”) of $400,000,000 in aggregate principal amount of 5.000% senior notes due 2029 (the “2029 Notes”) and $900,000,000 in aggregate principal amount of 5.400% senior notes due 2034 (the “2034 Notes” and together with the 2029 Notes, the “Notes”) pursuant to the Underwriting Agreement, dated March 11, 2024, by and among the Company and the several underwriters named therein (the “Underwriting Agreement”). The Notes were issued pursuant to an Indenture dated as of August 19, 2014 between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Indenture”), as supplemented by an Officers’ Certificate, dated March 25, 2024 (the “Officers’ Certificate”). The Notes were offered and sold pursuant to a registration statement on Form S-3 (File No. 333-277316) under the Securities Act of 1933, as amended.

The net proceeds from the Offering will be used (i) to repurchase $1.0 billion aggregate principal amount of 1.75% convertible notes due 2024 issued to Silver Lake Partners, (ii) to pay $313 million in aggregate principal amount of the Company’s outstanding 4.000% senior notes due 2024 and (iii) for general corporate purposes.

The Underwriting Agreement is filed as Exhibit 1.1, the Indenture is filed as Exhibit 4.1, the Officers’ Certificate is filed as Exhibit 4.2, and specimen copies of the 2029 Notes and the 2034 Notes are filed as Exhibit 4.3 and Exhibit 4.4, respectively, to this current report on Form 8-K and each is incorporated herein by reference. The foregoing description of the Notes and the other documents relating to this transaction does not purport to be complete and is qualified in its entirety by reference to the full text of these securities and documents, forms or copies of which are attached as exhibits (or incorporated by reference) to this current report on Form 8-K and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Number	Exhibit

Exhibit 1.1	Underwriting Agreement, dated March 11, 2024, by and among Motorola Solutions, Inc. and the several underwriters named therein.

Exhibit 4.1	Indenture, dated as of August 19, 2014, between Motorola Solutions, Inc. and the Bank of New York Mellon Trust Company, N.A., as trustee (incorporated by reference to Exhibit 4.1 to the Company’s Form 8-K filed on August 19, 2014).

Exhibit 4.2	Officers’ Certificate of Motorola Solutions, Inc., dated as of March 25, 2024.

Exhibit 4.3	Specimen of 5.000% Senior Note Due 2029.

Exhibit 4.4	Specimen of 5.400% Senior Note Due 2034.

Exhibit 5.1	Opinion of Winston & Strawn LLP as to the legality of the securities being registered.

Exhibit 23.1	Consent of Winston & Strawn LLP (contained in the opinion filed as Exhibit 5.1).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOTOROLA SOLUTIONS, INC.
(Registrant)

Dated: March 25, 2024	By:	/s/ Kristin L. Kruska
	Name:	Kristin L. Kruska
	Title:	Corporate Vice President, Transactions, Corporate & Securities Law and Secretary